UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: September 2, 2014

(Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland	None
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Logitech International S.A.

Apples, Switzerland

c/o Logitech Inc.

7600 Gateway Boulevard

Newark, California 94560

(Address of principal executive offices and zip code)

(510) 795-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 2, 2014, the Audit Committee of the Board of Directors of Logitech International S.A. (“Logitech” or the “Company”) concluded that the consolidated financial statements for the years ended March 31, 2011 and 2012 included in Logitech’s Annual Reports on Form 10-K for the fiscal years ended March 31, 2013, 2012 and 2011 and for the three months ended June 30, 2011 included in Logitech’s Quarterly Report on Form 10-Q for the three months ended June 30, 2011 can no longer be relied on due to an accounting misstatement for inventory valuation reserves related to Logitech’s discontinued Revue product. Accordingly, the Company will restate these financial statements to reflect an increase in the provision for inventory reserves during the fourth quarter of Fiscal Year 2011 related to the Revue product, and a corresponding decrease in the provision for inventory reserves for the same amount in the first quarter of Fiscal Year 2012. This shift will cause a decrease in operating income in Fiscal Year 2011 and a corresponding increase in operating income for the same amount in Fiscal Year 2012.

In connection with the restatement of the financial statements for Fiscal Years 2011 and 2012, there will be other corrections to these financial statements, and the financial statements as of March 31, 2010 and 2013 and for the years then ended will also be restated to reflect corrections. None of these other corrections are material to the respective years.

The Company will restate these financial statements in Item 6 and Item 8, as appropriate, of its Annual Report on Form 10-K for the year ended March 31, 2014, which it is working to complete and file as soon as possible. In addition, the Company is working to evaluate the impact of the restatement and final results of the investigation on its internal controls over financial reporting.

Logitech’s Audit Committee has discussed the foregoing matters with Logitech’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

On September 3, 2014, the Company issued a press release regarding the matters described above. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 4.02.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued by Logitech International S.A. on September 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Logitech International S.A.

/s/ Vincent Pilette

Vincent Pilette
Chief Financial Officer

September 3, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Logitech International S.A. on September 3, 2014.